AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
ALICO, INC.
(Adopted and Effective September 30, 2010)

I. Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities with respect to the following:

▪	The Company's accounting and financial reporting processes and the annual independent audit of the financial statements;
▪	The integrity of the Company's financial statements and disclosures;
▪	The Company's compliance with legal and regulatory requirements;
▪	The retention, qualifications, compensation, independence and performance of the Company's independent auditors;
▪	The performance of the internal audit and control function; and.
▪	An avenue of communication among the auditors and management.

The Audit Committee shall review and reassess this charter at least annually and recommend appropriate changes to the Board of Directors of the Company and submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

The Audit Committee shall prepare an audit committee report as required by the rules of the Securities and Exchange Commission (SEC) for inclusion in the Company's annual proxy statement.

By adopting this Charter the Board delegates to the Committee full and exclusive authority to perform each of the responsibilities of the Committee as described below and to appoint a Chair of the Committee, unless a Chair is appointed by the Board. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of management and the independent auditors.

II. Audit Committee Composition and Meetings
The Audit Committee shall be comprised of three or more directors each of whom shall (i) be "independent" under the rules of the Nasdaq Stock Market, Inc. except as permitted by Nasdaq Rule 4350(d) and the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder, (ii) not accept any consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Board or any committee of the Board, and (iii) is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

All members of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication and shall be designated as a "financial expert".

The Board shall appoint the members of the Audit Committee annually, considering the recommendation of the Nominating & Governance Committee, and further considering the views of the Chairman of the Board and the Chief Executive Officer, as appropriate. The members of the Audit Committee shall serve until their successors are appointed and qualify. The Board shall have the power at any time to change the membership of the Audit Committee and to fill vacancies in it, and to designate the Chairman, subject to any such new member(s) satisfying the independence, experience and financial expertise requirements referred to above. Except as expressly provided in this Charter or the By-Laws of the Company or the Corporate Governance Guidelines of the Company, or as otherwise provided by law or the rules of Nasdaq, the Audit Committee shall form its own rules of procedure. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet on a quarterly basis, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors and outside legal counsel, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. Meetings may be conducted by telephone if deemed practical. In addition, the Chair should communicate with Management quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibility and Duties
The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any public accountants engaged (including the resolution of disagreements between management and the auditor regarding financial reporting) for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such public accountant shall report directly to the Audit Committee.

The Audit Committee shall approve all audit engagement fees and terms and all non-audit engagements with the public accountants. Such contracts shall be executed by an Officer of the Company. The Audit Committee shall consult with management but shall not delegate these responsibilities, except that pre-approvals of non-audit services may be delegated to a single member of the Audit Committee. In its capacity as a committee of the Board, the Audit Committee shall be directly responsible for the oversight of the work of the public accounting firm (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the public accounting firm shall report directly to the Audit Committee.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the committee and carry out its duties, and to conduct or authorize investigations into any matters within its scope of responsibilities. For this purpose the Committee shall have direct access to the independent auditors as well as the CEO, COO, CFO and anyone else in the organization.  The entry into contractual arrangements with counsel, accountants, and other consultants shall be executed by an Officer of the Company except in those situations where such execution would compromise the Committee’s purposes, such as when investigating a whistleblower complaint or an alleged ethics violation by an Officer of the Company.  The Audit Committee shall be entitled to receive appropriate funding for the payment of compensation to any public accountant engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, compensation to any advisers employed by the Audit Committee and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee shall meet periodically with management, the internal auditors and the registered public accountants in separate executive sessions in furtherance of its purposes.

The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or public accountants to attend a meeting of the Audit Committees or to meet with any members of, or consultants to, the Audit Committee.
The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter as appropriate and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

The Audit Committee shall be responsible for determining the annual compensation of the Internal Audit Director. The Internal Audit Director will not be terminated without Audit Committee approval.

In performing its functions, the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, would most effectively contribute and implement the purposes of the Audit Committee. The following functions are some of the common recurring activities of the Audit Committee in carrying out its oversight responsibility:

▪
Review and discuss with management and the public accountants the Company's quarterly and or annual audited financial statements, including reviewing the specific disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations," or similar disclosures, and the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, prior to the filing of the Form 10-Q or 10-K and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

▪	Prepare the report of the Audit Committee required by the rules of the SEC to be included in the Company’s annual proxy statement.

▪
Review and discuss with management and the public accountants, as applicable, (a) the public accountants views on the Company’s significant accounting policies, major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management or the public accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) any management letter provided by the public accountants and the Company's response to that letter; (d) any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the public accountants' activities or on access to requested information and management's response thereto; (e) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (f) earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non- GAAP, information), as well as financial information and earnings guidance (generally or on a case-by-case basis) provided to analysts and rating agencies.

▪
Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

▪
Obtain and review a report from the public accountants at least annually regarding (a) the registered public accountants' internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the public accountants and the Company. Evaluate the qualifications, performance and independence of the public accountants, including a review and evaluation of the lead partner of the registered public accountant and taking into account the opinions of management and the Company's internal auditors.

▪
Assure that the lead audit partner of the public accountants and the audit partner responsible for reviewing the audit are rotated as required by the Sarbanes-Oxley Act of 2002, and further periodically consider rotation of the public accounting firm itself.

▪
Recommend to the Board policies for the Company's hiring of employees or former employees of the public accountants who were engaged on the Company's account (recognizing that the Sarbanes-Oxley Act of 2002 does not permit any person in a financial reporting oversight role to have participated in the Company's audit as an employee of the public accountants during the one-year period preceding the audit and professional engagement period).

▪	Discuss with the public accountants any communications between the audit team and the audit firm's home office respecting auditing or accounting issues presented by the engagement.

▪	Discuss with management and the public accountants any accounting adjustments that were noted or proposed by the registered public accountants but were passed (as immaterial or otherwise).

▪	Discuss with the public accountants the audit/internal control plan, responsibilities, budget and staffing.

▪
Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

▪
Review disclosures made by the Company's principal executive officer or officers and principal financial officer or officers regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

▪
Review with management the policies and procedures with respect to officers' expense accounts and prerequisites, including their use of corporate assets, and consider the results of any review of those areas by the independent auditors.

▪
Review any reports of the Company’s public accountants mandated by Section 10A of the Securities Exchange Act of 1934, as amended, and obtain from the registered public accountants any information with respect to illegal acts in accordance with Section 10A.

▪	Ensure that the Company maintains an internal audit and control function and process.

▪	Discuss with management any second opinions sought from an accounting firm other than the company's public accountants, including the substance and reasons for seeking any such opinion.

▪	Review the internal audit process of the Company, including the proposed internal audit plans for the coming year and the coordination of such plans with the Company’s public accountants.

▪	Review findings from completed internal audits and progress reports on the proposed internal audit plan, together with explanations for any deviations from the plan.

▪	Review the appointment, reassignment or dismissal of the CFO or the Internal Audit Director.

▪
Review with the Company's public accountants, the Company's financial and accounting personnel and the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable or necessary.

▪
Review at least annually the exceptions noted in the reports to the Audit Committee by any third parties, if any, assisting with the Company's internal audit process and the Company's public accountants, and the progress made in responding to the exceptions.

of 7

▪
Discuss with management and the public accountants any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

▪
At its discretion, request that management, the public accountants or third parties retained to assist with internal audit undertake special projects or investigations which the Audit Committee deems necessary to fulfill its responsibilities.

▪	Review periodically the Company's Code of Conduct and Ethics to ensure that it is adequate and up-to-date.

▪
The Committee will establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting and auditing matters.

▪
On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

▪	Perform any other activities consistent with this Charter, the Company's By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.
     §         Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

of 7